UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 9, 2012

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2012, the Board of Directors of Rosetta Stone Inc. (the “Company”) granted to certain executive officers and other key executives of the Company (“Executive”) a special retention cash bonus and shares of restricted common stock of the Company. The special retention cash bonus will be paid to Executives in a single payment no later than January 31, 2013, in each case contingent upon the applicable Executive remaining an employee of the Company or one of its subsidiaries until December 31, 2012, or the earlier termination of the applicable Executive’s employment by the Company or one of its subsidiaries without cause.  The special retention restricted common stock of the Company will vest 50% on January 1, 2013, and 50% on January 1, 2014.  The award of shares of restricted stock of the Company is subject to accelerated vesting upon the termination of an Executive’s employment by the Company or one of its subsidiaries without cause. The objective of the retention awards is to provide an incentive for the Executives to remain with, and provide valuable leadership and services to, the Company as well as align the interests of the recipients closely to the performance of the Company.  The executive officers of the Company who will receive the retention awards are Michael S. Fulkerson, Chief Technology Officer, Pragnesh N. Shah, President, Global Consumer, Stephen M. Swad, Chief Financial Officer, Judy K. Verses, President, Global Institutions and Michael C. Wu, General Counsel and Secretary.  The amounts of the special retention awards are set out in the table below:

Executive Officer	Special Retention Cash Bonus Amount	Number of Shares of Restricted Stock Awarded
Michael S. Fulkerson	$150,000.00	21,246
Pragnesh N. Shah	$25,000.00	3,541
Stephen M. Swad	$150,000.00	63,739
Judy K. Verses	$25,000.00	3,541
Michael C. Wu	$100,000.00	14,164

On January 9, 2012, the Board also granted to Mr. Swad 70,822 shares of restricted common stock of the Company in recognition of Mr. Swad’s expanded operational role and overall responsibilities. The restricted common stock of the Company will vest 50% on January 1, 2013, and 50% on January 1, 2014.  The award of shares of restricted stock of the Company is subject to accelerated vesting upon the termination of Mr. Swad’s employment by the Company or one of its subsidiaries without cause.

The grants of restricted stock of the Company are made pursuant to the Rosetta Stone Inc. 2009 Omnibus Incentive Plan.

The foregoing description of the retention awards is not complete.  For more information about the grant terms, refer to the form of the attached 2012 Rosetta Stone Special Retention Award Program letter, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Award Letter 2012 Rosetta Stone Special Retention Award Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 11, 2012

	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Award Letter 2012 Rosetta Stone Special Retention Award Program